                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2000

                                  PARAVANT INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Florida                         0-28114                   59-2209179
         -------                         -------                   ----------
(State or other jurisdiction    (Commission File Number)          (IRS Employer
    of incorporation)                                          Identification No.)

          89 Headquarters Plaza North, Suite 1421, Morristown, NJ 07960
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 631-6190
                                                         -----------------------

 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

      ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On May 26, 2000, Paravant Inc. ("Paravant"), closed the acquisition of all of the outstanding shares of capital stock of Triplex Systems Corporation, a Maryland corporation ("Triplex"), from Harry J. Binck, David E. Bowles and John
B. Dillon. Each of the sellers also entered into three-year employment agreements with Triplex to continue their services following the closing of the acquisition. The acquisition was made under the terms and conditions of a Stock Purchase Agreement dated as of May 26, 2000 (the "Stock Purchase Agreement"), between Paravant and the sellers. The consideration paid at the closing by Paravant for the acquisition was $6,000,000 in cash and warrants to purchase 120,000 shares of Paravant's common stock. Under the terms of the Stock Purchase Agreement, Paravant may pay additional amounts to the sellers after the closing
(1) as a purchase price adjustment based on Triplex's stockholders' equity as of the closing date and (2) as a cash earn-out payable over two years based upon the earnings of the acquired business. The purchase price was funded by Paravant through borrowings under its current line of credit with National City Bank.

      Triplex, headquartered in Columbia, Maryland, provides specialized telecom interfaces and telecom recorders that are engineered to meet specific markets in the signal intelligence business. A copy of the Stock Purchase Agreement is filed as Exhibit 2.1 to this report.

      ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The financial statements of the business acquired which are required by this Item will be filed by an amendment to this Report not later than sixty days after the date this Report was required to be filed.

         (b) Pro Forma Financial Information. The pro forma financial information required to be filed by this Item will be filed by an amendment to this Report not later than sixty days after the date this Report was required to be filed.

         (c) Exhibits. The following Exhibit is filed as a part of this report:

               2.1 Stock Purchase Agreement dated as of May 26, 2000, by and among Paravant Inc., Harry J. Binck, David E. Bowles and John B. Dillon.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June  7   , 2000         PARAVANT INC.
             ----               (Registrant)


                                By: /s/ John C. Zisko
                                    ----------------------
                                    John C. Zisko
                                    Vice President and Chief Financial Officer

                                  PARAVANT INC.
                      INDEX TO EXHIBITS FILED WITH FORM 8-K

Exhibit  Description of Exhibit
-------  ----------------------
2.1       Stock Purchase Agreement dated as of May 26, 2000, by and among
          Paravant Inc., Harry J. Binck, David E. Bowles and John B. Dillon.



                                      -3-